SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8K

                                 CURRENT REPORT

                        Date of Report: October 14, 1997

                          Commission File No. 0-15543
                        METAL RECOVERY TECHNOLOGIES INC.
             (Exact name of Registrant as specified in its charter)


                        Delaware                        71-0628061
             (State of incorporation)       (I.R.S. Employee Identification No.)

                 415 East 151st Street

                 East Chicago, Indiana                     46312
   (Address of principle executive office)                 (Zip Code)

       Registrant's telephone number, including area code: (219) 397-6261


Item 9. Issuance of Equity Securities pursuant to Regulation S

As conversion of debt to equity, the Corporation issued 910,000 of its common shares under Regulation S.





Signed

/s/

Roy Pearce
Company Secretary